UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 16, 2025
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

Delaware	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
Floating Rate Notes, Series CC (Senior), due May 21, 2028	USB/28	New York Stock Exchange
4.009% Fixed-to-Floating Rate Notes, Series CC (Senior), due May 21, 2032	USB/32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section l3(a) of the Exchange Act.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On January 16, 2025, U.S. Bancorp (the “Company”) issued a press release reporting financial results for the quarter ended December 31, 2024. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated. The Company has also made available on its website materials that contain additional information about the Company’s financial results for the quarter ended December 31, 2024 (the “4Q24 Earnings Supplement”), which is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
The information included in Exhibit 99.1 shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information included in Exhibit 99.2 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise expressly stated in such filing.
ITEM 7.01 REGULATION FD DISCLOSURE.
On January 16, 2025, the Company will hold an investor conference call and webcast to discuss financial results for the quarter ended December 31, 2024. The Company has also made available on its website presentation materials containing certain additional historical and forward-looking information related to the Company (the “4Q24 Earnings Conference Call Presentation”). The 4Q24 Earnings Conference Call Presentation is attached as Exhibit 99.3 and is incorporated herein by reference. The 4Q24 Earnings Conference Call Presentation contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.
The information provided in Item 7.01 of this report, including Exhibit 99.3, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference in any filings under the Securities Act, except as otherwise expressly stated in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

99.1	Press Release issued by U.S. Bancorp on January 16, 2025, deemed “filed” under the Exchange Act.

99.2	4Q24 Earnings Supplement, deemed “furnished” under the Exchange Act.

99.3	4Q24 Earnings Conference Call Presentation, deemed “furnished” under the Exchange Act.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By /s/ Lisa R. Stark
Lisa R. Stark
Executive Vice President and Controller

DATE: January 16, 2025